Exhibit 99.1

ZeroFox Completes Acquisition of LookingGlass

The ZeroFox External Cybersecurity Portfolio now includes broadened attack surface management and vulnerability intelligence capabilities

Washington DC, April 24, 2023 ZeroFox (Nasdaq: ZFOX), an enterprise software-as-a-service leader in external cybersecurity, announced today that it has completed the acquisition of LookingGlass Cyber Solutions, Inc., a leader in external attack surface management and global threat intelligence. The acquisition was first announced on April 17, 2023.

"We are excited to welcome the LookingGlass team to the ZeroFox family," said James C. Foster, Chairman and CEO of ZeroFox. "This acquisition strengthens our position in the External Cybersecurity market and expands our platform's attack surface intelligence capabilities. We are committed to ensuring a seamless customer experience as we integrate the two companies and are confident that this acquisition will be valuable for our customers, employees, and shareholders."

Bryan Ware, CEO of LookingGlass, added, "We are thrilled to join forces with ZeroFox and look forward to the opportunities this will bring to our customers and employees. Our shared values and combined vision will allow us to deliver even more value to the market and achieve greater success together."

The acquisition of LookingGlass is part of ZeroFox’s strategic plan and vision to deliver a world-class end-to-end external cybersecurity platform. ZeroFox will provide more information on the impact of the acquisition in the coming weeks.

About ZeroFox

ZeroFox (Nasdaq: ZFOX), an enterprise software-as-a-service leader in external cybersecurity, has redefined security outside the corporate perimeter on the internet, where businesses operate, and threat actors thrive. The ZeroFox platform combines advanced AI analytics, digital risk and privacy protection, full-spectrum threat intelligence, and a robust portfolio of breach, incident and takedown response capabilities to expose and disrupt phishing and fraud campaigns, botnet exposures, credential theft, impersonations, data breaches, and physical threats that target your brands, domains, people, and assets. Join thousands of customers, including some of the largest public sector organizations as well as finance, media, technology and retail companies to stay ahead of adversaries and address the entire lifecycle of external cyber risks. ZeroFox and the ZeroFox logo are trademarks or registered trademarks of ZeroFox, Inc. and/or its affiliates in the U.S. and other countries. Visit www.zerofox.com for more information.

About LookingGlass Cyber Solutions, Inc.

LookingGlass is the global cybersecurity leader enabling national, industrial, and enterprise-scale decisions with unparalleled, curated intelligence on critical assets, risks, and sectors. For more than a decade, the most advanced organizations in the world have trusted LookingGlass to help them protect their economic and national security interests. Find out how we can help your organization at https://lookingglasscyber.com.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements related to benefits from the transaction, including the ability of ZeroFox to achieve its objectives and plans with the acquisition of LookingGlass are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by ZeroFox or any other person that the events or circumstances described in such statement are material. These risks and uncertainties include, but are not limited to, the following: our ability to recognize the anticipated benefits of the transaction; defects, errors, or vulnerabilities in the ZeroFox platform, the failure of the ZeroFox platform to block malware or prevent a security breach, misuse of the ZeroFox platform, or risks of product liability claims that would harm our reputation and adversely impact our business, operating results, and financial condition; if our enterprise platform offerings do not interoperate with our customers’ network and security infrastructure, or with third-party products, websites or services, our results of operations may be harmed; we may not timely and cost-effectively scale and adapt our existing technology to meet our customers’ performance and other requirements; our ability to introduce new products and solutions and features is dependent on adequate research and development resources and our ability to successfully complete acquisitions; our success depends, in part, on the integrity and scalability of our systems and infrastructure; we rely on third-party cloud providers to host and operate our platform, and any disruption of or interference with our use of these offerings may negatively affect our ability to maintain the performance and reliability of our platform which could cause our business to suffer; we rely on software and services from other parties; we have a history of losses, and we may not be able to achieve or sustain profitability in the future; if organizations do not adopt cloud, and/or SaaS-delivered external cybersecurity solutions that may be based on new and untested security concepts, our ability to grow our business and our results of operations may be adversely affected; we have experienced rapid growth in recent periods, and if we do not manage our future growth, our business and results of operations will be adversely affected; we face intense competition and could lose market share to our competitors, which could adversely affect our business, financial condition, and results of operations; competitive pricing pressure may reduce revenue, gross profits, and adversely affect our financial results; adverse general and industry-specific economic and market conditions and reductions in customer spending, in either the private or public sector, including as a result of inflation and geopolitical uncertainty such as the ongoing conflict between Russia and Ukraine, may reduce demand for our platform or products and solutions, which could harm our business, financial condition and results of operations; the COVID-19 pandemic could adversely affect our business, operating results, and financial condition; if we fail to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences, our ability to remain competitive could be impaired; one U.S. government customer accounts for a substantial portion of our revenues; and we rely heavily on the services of our senior management team.

Additional information concerning these, and other risks, is described under the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of ZeroFox”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of IDX” sections of our final prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act of 1933 on April 12, 2023, in connection with our registration statement on Form S-1 and in subsequent reports that we file with the SEC. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

ZeroFox Contacts:

Media Inquiries
Malory Van Guilder
zerofox@skyya.com

Investor Relations
Todd Weller
investor@zerofox.com